EXHIBIT 12

                             Powers of Attorney for
                               Tom A. Schlossberg
                                 Eric B. Goodman
                                 Robert F. Colby




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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                      /s/ Tom A. Schlossberg
                                      -----------------------------------
                                      Tom A. Schlossberg
                                      Chairman of the Board and President

                                      Date:             4/20/2000
                                             --------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                                     /s/ Eric B. Goodman
                                                     ---------------------------
                                                     E. Goodman
                                                     Director

                                                     Date:      4/20/2000
                                                            --------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Thomas E. Pierpan, Priscilla I. Hechler and Kimberly Scouller and each of them, severally, his true and lawful attorney-in-fact and agent, in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AUSA Series Life Account under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended, and any and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the AUSA Series Life Account, hereby ratifying and confirming all actions of any of said attorneys-in-fact and agents hereunder. Said attorneys-in-fact or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                                        /s/ Robert F. Colby
                                        ----------------------------
                                        Robert F. Colby
                                        Director, Vice President and Assistant
                                          Secretary

                                        Date:       4/20/2000
                                               --------------------